                                                                   Exhibit 24.1

                         FABRI-CENTERS OF AMERICA, INC.

                               POWER OF ATTORNEY


                The undersigned, an officer or director, or both an officer and director of Fabri-Centers of America, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of 450,000 Class A Common Shares, without par value, and 450,000 Class B Common Shares, without par value, of the Company which will be issued and sold pursuant to the Fabri-Centers of America, Inc. Employees' Savings and Profit-Sharing Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Alan Rosskamm and Robert R. Gerber, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 30, 1996.


                                /s/  Alan Rosskamm
                                -----------------------------------------------
                                Alan Rosskamm

                         FABRI-CENTERS OF AMERICA, INC.

                               POWER OF ATTORNEY


                The undersigned, an officer or director, or both an officer and director of Fabri-Centers of America, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of 450,000 Class A Common Shares, without par value, and 450,000 Class B Common Shares, without par value, of the Company which will be issued and sold pursuant to the Fabri-Centers of America, Inc. Employees' Savings and Profit-Sharing Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Alan Rosskamm and Robert R. Gerber, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 30, 1996.


                                /s/  Robert R. Gerber
                                -----------------------------------------------
                                Robert R. Gerber

                         FABRI-CENTERS OF AMERICA, INC.

                               POWER OF ATTORNEY


                The undersigned, an officer or director, or both an officer and director of Fabri-Centers of America, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of 450,000 Class A Common Shares, without par value, and 450,000 Class B Common Shares, without par value, of the Company which will be issued and sold pursuant to the Fabri-Centers of America, Inc. Employees' Savings and Profit-Sharing Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Alan Rosskamm and Robert R. Gerber, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 29, 1996.


                                /s/  Betty Rosskamm
                                -----------------------------------------------
                                Betty Rosskamm

                         FABRI-CENTERS OF AMERICA, INC.

                               POWER OF ATTORNEY


                The undersigned, an officer or director, or both an officer and director of Fabri-Centers of America, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of 450,000 Class A Common Shares, without par value, and 450,000 Class B Common Shares, without par value, of the Company which will be issued and sold pursuant to the Fabri-Centers of America, Inc. Employees' Savings and Profit-Sharing Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Alan Rosskamm and Robert R. Gerber, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 29, 1996.


                                /s/  Alma Zimmerman
                                -----------------------------------------------
                                Alma Zimmerman

                         FABRI-CENTERS OF AMERICA, INC.

                               POWER OF ATTORNEY


                The undersigned, an officer or director, or both an officer and director of Fabri-Centers of America, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of 450,000 Class A Common Shares, without par value, and 450,000 Class B Common Shares, without par value, of the Company which will be issued and sold pursuant to the Fabri-Centers of America, Inc. Employees' Savings and Profit-Sharing Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Alan Rosskamm and Robert R. Gerber, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of September 3, 1996.


                                /s/  Scott Cowen
                                -----------------------------------------------
                                Scott Cowen

                         FABRI-CENTERS OF AMERICA, INC.

                               POWER OF ATTORNEY


                The undersigned, an officer or director, or both an officer and director of Fabri-Centers of America, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of 450,000 Class A Common Shares, without par value, and 450,000 Class B Common Shares, without par value, of the Company which will be issued and sold pursuant to the Fabri-Centers of America, Inc. Employees' Savings and Profit-Sharing Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Alan Rosskamm and Robert R. Gerber, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 30, 1996.


                                /s/  Ira Gumberg
                                -----------------------------------------------
                                Ira Gumberg

                         FABRI-CENTERS OF AMERICA, INC.

                               POWER OF ATTORNEY


                The undersigned, an officer or director, or both an officer and director of Fabri-Centers of America, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of 450,000 Class A Common Shares, without par value, and 450,000 Class B Common Shares, without par value, of the Company which will be issued and sold pursuant to the Fabri-Centers of America, Inc. Employees' Savings and Profit-Sharing Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Alan Rosskamm and Robert R. Gerber, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 29, 1996.


                                /s/  Samuel Krasney
                                -----------------------------------------------
                                Samuel Krasney

                         FABRI-CENTERS OF AMERICA, INC.

                               POWER OF ATTORNEY


                The undersigned, an officer or director, or both an officer and director of Fabri-Centers of America, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of 450,000 Class A Common Shares, without par value, and 450,000 Class B Common Shares, without par value, of the Company which will be issued and sold pursuant to the Fabri-Centers of America, Inc. Employees' Savings and Profit-Sharing Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Alan Rosskamm and Robert R. Gerber, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 30, 1996.


                                /s/  Frank Newman
                                -----------------------------------------------
                                Frank Newman

                         FABRI-CENTERS OF AMERICA, INC.

                               POWER OF ATTORNEY


                The undersigned, an officer or director, or both an officer and director of Fabri-Centers of America, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, with respect to the issuance of 450,000 Class A Common Shares, without par value, and 450,000 Class B Common Shares, without par value, of the Company which will be issued and sold pursuant to the Fabri-Centers of America, Inc. Employees' Savings and Profit-Sharing Plan (the "Plan") (or under a new employee 401(k) plan which may be adopted), hereby constitutes and appoints Alan Rosskamm and Robert R. Gerber, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 30, 1996.


                                /s/  Gregg Searle
                                -----------------------------------------------
                                Gregg Searle